THE PARNASSUS INCOME TRUST
                         Semiannual Report June 30, 2003
--------------------------------------------------------------------------------
                                                                August 4, 2003

Dear Shareholder:

     Enclosed you will find the reports for the three funds in the Parnassus Income Trust: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The reports cover the first six months of 2003. Both the Fixed-Income Fund and the California Tax-Exempt Fund outperformed their Lipper peer group averages for the period. Because of its defensive posture, the Equity Income Fund lagged its Lipper average for the year-to-date, but it continues to be far ahead of the competition for the one, three, five and ten-year periods.

     We have had many new shareholders coming into the Equity Income Fund and that fund is now triple the size it was a year ago. I would like to welcome you into the Fund and let you know that we'll do our best to take good care of your money. Although that Fund slightly underperformed for this period, the long-term record is excellent and we'll strive to do better in the future.

     Todd Ahlsten manages the Equity Income Fund and the Fixed-Income Fund and wrote those two reports. Stephen Dodson and Ben Liao manage the California Tax-Exempt Fund. As many of you know, Ben took a leave late last year and he's back with us on a full-time basis. It's great to have him back.

     As many of you may know, mutual funds will soon be required to make public their proxy voting policies and procedures and also disclose their actual votes on proxy issues that come before the annual meetings of companies where they hold shares. We have drafted our proxy voting policies and procedures, and they should be on our website by August 5 and on the Securities and Exchange Commission's website (www.sec.gov) sometime next year. For those shareholders who prefer the old-fashioned way, you can request a copy of our policies by calling our toll-free number.

     Mutual funds are only required to disclose their actual votes once a year in August for the previous fiscal year ending June 30. The first disclosures would be in August of 2004 for the one year period ending June 30 of 2004. Since we are a social investment fund, we have decided to do more than the regulations require and we will be disclosing our actual votes in "real time." In other words, once we're up and running, you will be able to go to our website and see how we voted as soon as a meeting is held. Most annual meetings occur in the spring and cover the previous calendar year so there will be very few proxy votes to disclose until early next year. However, if there are any meetings held later this year, we will disclose our votes on the site. The disclosures will begin sometime late this year.

     The mutual fund industry opposed disclosure of proxy votes, but the social investment funds were in favor of it. Domini and Calvert were instrumental in getting the proposal passed. We think it's a good policy and it will help to enhance shareholder democracy and further the goals of the social investment movement.

                                                     Yours truly,

                                                     Jerome L. Dodson

                                                        President

                               EQUITY INCOME FUND

     As of June 30, 2003, the net asset value per share (NAV) of the Equity Income Fund was $22.60, so after taking dividends into account, the total return for the first six months of the year was 8.00%. This compares to a gain of 11.76% for the S&P 500 and a gain of 9.56% for the average equity income fund followed by Lipper. While we slightly underperformed our peers and the S&P 500 for the first six months of 2003, our long term record is outstanding. The Fund's one, three, five and ten-year returns beat the Lipper average and S&P 500 for every period. In fact, for the five years ending June 30, 2003, the Fund has averaged 10.26% per year compared to a gain of 0.45% annually for the Lipper average. This places the Fund first out of 131 equity income funds followed by Lipper.*

     Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.


Average Annual Total Returns                 Parnassus Equity           Lipper Equity Income           S&P 500
for periods ended June 30, 2003                 Income Fund                 Fund Average                Index
One Year                                           9.39%                       (1.95%)                  0.25%
Three Years                                        3.02%                       (0.94%)                (11.16%)
Five Years                                        10.26%                        0.45%                  (1.6%)
Ten Years                                         10.47%                        8.65%                  10.02%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

*For the one, three, five, and ten-year periods ended 6/30/03, the Parnassus Equity Income Fund placed #3 of 188 funds, #27 of 158 funds, #1 of 131 funds, and #9 of 46 funds, respectively.


INVESTMENT STRATEGY
     Since our Fund has continued to add new shareholders and has tripled in size over the past year, I would like to review our investment process. Our strategy is to own a portfolio of approximately 120 socially responsible companies that are undervalued and have good business prospects, high returns on capital and experienced management. Because we take market capitalization into account, the Fund will primarily consist of larger companies rather than smaller ones. As an equity income fund, the portfolio is targeted to have a dividend yield (after expenses) above the S&P 500 and 80% of assets in securities that pay dividends or interest. Our goal, over the long term, is to outperform the S&P 500. We are not market timers, our buy and sell discipline is based on stock valuations and business fundamentals. When stocks are trading below their intrinsic values and have strong fundamentals, we plan to be fully invested. When stock valuations are too high given company fundamentals and the economic outlook, we will hold cash until we find attractive opportunities.

     To determine if a stock is selling below its intrinsic value, we look at financial ratios such as price-to-earnings (P/E), price-to-book, and price-to-sales over a five-year period to determine if a stock is priced at the low-end of its valuation range. We then estimate the company's intrinsic value by looking at its business fundamentals and projecting its future cash flows. We buy companies with a positive business outlook that are trading at least 20% below their intrinsic value.

     We also consider social responsibility. The Fund will not invest in companies involved in nuclear power, tobacco, alcohol, gambling or weapons contracting. We also avoid companies with poor environmental records. Our goal is to own a portfolio of companies that sell goods and services that are beneficial to society, are good places to work, have strong community involvement and follow ethical business practices. We feel these types of companies are more likely to outperform the market over time. Companies, however, must pass both our financial and social screens to become part of the portfolio.


ANALYSIS
     During the first half of 2003, the Fund gained 8.00% compared to 9.56% for the average equity income fund and 11.76% for the S&P 500. We underperformed because of our defensive position involving a higher percentage of our assets in cash. The Fund began the year with 19% cash as stock valuations looked too high given our outlook for a slow economic recovery. By March 12th, the S&P 500 was down 11.8% year-to-date as concerns about the potential war in Iraq and weak earnings pushed the market lower. While we saw some bargains emerge as stock prices fell, we held our cash position at 15% because of uncertain economic conditions.

     Stocks began a significant rally on March 13, approximately a week before the war started. The S&P 500 jumped an amazing 10% in just two weeks from that date as investors shifted their focus from war and recession to the prospects of a big economic recovery.

     Despite continued weak economic data, by mid May, the S&P 500 had jumped nearly 18% and many of our stocks became fairly valued. As a result, we began selling stocks that had reached their intrinsic value and our cash position approached 40%. As the market continued its strong rally through June, we lagged the market because of our large cash position.

     As of this writing, the S&P 500 is now up 25% from its March 12th low and very few stocks are undervalued. The S&P 500 trades at 32 times trailing earnings with a paltry dividend yield of 1.65%. Second quarter earnings for S&P 500 companies are expected to increase only 7% versus last year and most of that growth will come from cost cutting and currency gains related to a weak dollar. These are unsustainable drivers of earnings growth. While consumer spending has remained strong, it could be vulnerable to a slowdown with the unemployment rate now at a 9-year high of 6.4%. We are bullish on the U.S. economy longer-term, but we feel a robust recovery is needed to justify current prices. As investors realize the second half recovery will be slower than expected, we anticipate the S&P 500 could fall at least 15% from its current level of 1,003. Interestingly, the S&P 500 has posted losses during the third quarter for five consecutive years, so from a seasonal standpoint, we could see another move down. When stock prices decline to value levels, we plan to be fully invested in socially responsible, undervalued companies with strong business prospects. As of June 30, the portfolio was 42% stocks, 40% cash, 14% convertible bonds, and 4% preferred stocks. The June SEC yield for the Fund was 1.79% versus a 1.67% yield for the S&P 500.

LOSERS
     Only six companies reduced the NAV by two cents or more. TECO Energy, Inc. which owns Tampa Electric in Florida, lowered the NAV by 12 cents as its stock fell 33.7% from $15.47 to our average selling price of $10.26. TECO seemed like an attractive investment with a 12% dividend yield, insider buying by management and prospects for improving cash flow. Unfortunately, upon further analysis, we concluded the company had too much debt to maintain the dividend so we sold our shares. After this experience with TECO, I've learned to keep an even closer eye on a company's balance sheet.

     Johnson & Johnson, the Fund's largest holding, fell 3.7% to $51.70 from $53.71 which cost the Fund 5 cents. While the company is expected to report record earnings during the first half of 2003, the stock fell due to concerns that Procrit, J&J's top selling drug that stimulates production of red blood cells, is losing market share versus Amgen. In addition, investors are concerned about increasing competition from Boston Scientific in the heart stent business. We are holding our stock as J&J is undervalued and has a strong pipeline of products. This should provide for long-term growth and enable the company to increase its dividend.

     Power tool maker Stanley Works cost the Fund 4 cents as its stock price fell 26.7% from $34.58 to $27.60. We bought our shares at $35.14 because of the company's consistent earnings and attractive dividend yield. Unfortunately, due to weak power tool sales at retailers such as Home Depot, Stanley Works' sales fell below plan during the Christmas season and the first half of 2003. We sold 90% of our position at $28.82 as we anticipate sales will remain sluggish this year.


WINNERS
     While the Fund had over 100 companies that added to its gain, five positions added 10 cents or more to the NAV and accounted for 40% of our return. Home Depot added 12 cents to the NAV as it rose 34.2% from our average cost of $20.83 to $27.95, the price at which we sold 90% of our position. After two years of losing market share to competitor Lowe's, Home Depot's CEO Robert Nardelli has started a turnaround with new marketing and an improved store format. Home Depot's first quarter earnings were ahead of plan while Lowe's reported disappointing results.

     Our convertible bond investment in Mentor Graphics rose 23.8% to 100.07, the price at which we sold our position, and added 12 cents to the NAV. Mentor Graphics, which sells software to design computer chips and printed circuit boards, saw its bonds rise in value as the company reported strong first quarter orders and earnings.

     Pfizer increased the NAV by 11 cents as its stock rose 11.7% to $34.15. The company completed its acquisition of Pharmacia during the first quarter which should boost long-term earnings growth.

     Invitrogen, a leading supplier of research tools for the biotechnology industry, added 11 cents to the NAV as its stock increased 22.5% to $38.40. Demand has been strong for Invitrogen's research kits as pharmaceutical and biotechnology firms continue to develop new drugs and therapies. The company's new CEO is also pushing to increase Invitrogen's long-term growth with acquisitions and new products.

     Our investment in Baxter Corporation convertible preferred bonds jumped 22.4% to $49.02 and increased the NAV by 10 cents. While Baxter reported disappointing earnings for the last year because of overcapacity in its plasma therapy business, investors began to anticipate stronger earnings for the second half of 2003.


COMPANY NOTES
     In mid-June, I spent an hour at our offices with Paula Rosput, the CEO of Atlanta-based ATG Corporation, one of the largest natural gas distributors in the Southeast with over 1.5 million customers in Georgia. Besides being a superb CEO who has delivered strong earnings at ATG, Ms. Rosput is an executive who manages with high ethical principals. Not only did she serve as the chairperson of United Way of Metro Atlanta during 2002, but she has also worked hard to continue ATG's legacy of strong charitable giving in its local communities. On April 15, ATG announced grants totaling $950,000 for 2003 that represent in-kind gifts for low-income energy assistance programs, economic development projects, leadership programs and other civic activities in Georgia, Tennessee, Texas and Virginia. "Atlanta Gas Light Company has been a part of Georgia's growth for over 100 years," said Rosput. "We take great pride that our roots run very deep in the communities we serve around the state. These grants are a good way to reinvest in our state and to provide some much-needed assistance to a number of very deserving organizations in the communities where we live and work." I am proud that we own 300,000 shares of ATG Corporation in the Equity Income Fund and have Paula Rosput looking after our investment.

     Thank you for investing in the Parnassus Equity Income Fund.

                                                     Yours truly,



                                                     Todd C. Ahlsten

                                                     Portfolio Manager

                                FIXED-INCOME FUND

     As of June 30, 2003, the net asset value per share (NAV) of the Fixed-Income Fund was $16.47, so after taking dividends into account, the total return for the first six months of the year was 6.73%. This compares to a return of 5.23% for the Lehman Government/Corporate Bond Index and 4.73% for the average A-Rated bond fund followed by Lipper. The 30-day Day SEC yield for June was 3.18%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

     The Parnassus Fixed-Income Fund had an outstanding first half of 2003, beating the average Lipper A-Rated Bond Fund Average by 2%. Our 6.73% return placed us #26 out of 213 funds followed by Lipper for year-to-date returns*. As a result of this strong performance, we're now pleased to report that our one, three, five and ten-year returns beat the Lipper A-Rated Average for every period. We underperformed the Lehman Government/Corporate Bond Index for the five and ten-year periods, but it is important to note that this index takes no expenses into account.


------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                 Parnassus            Lipper A-Rated Bond       Lehman Government/
for periods ended June 30, 2003          Fixed-Income Fund           Fund Average          Corporate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                      15.52%                    10.78%                    13.15%
Three Years                                   11.00%                     9.13%                    10.82%
Five Years                                     6.65%                     6.23%                     7.84%
Ten Years                                      6.70%                     6.50%                     7.35%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed income securities and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

*For the one, three, five, and ten-year periods ended 6/30/03, the Parnassus Fixed-Income Fund placed #9 of 200 funds, #13 of 154 funds, #41 of 127 funds, and #20 of 57 funds, respectively.


ANALYSIS
     The Fund had a great first half return for two reasons. The main driver was the convertible bond portion of our portfolio, which boosted the NAV by 58 cents and accounted for 54% of our total return. Convertible bonds are debt that can be converted into the stock of the issuing company. As you may remember, we changed the prospectus in May of 2002 so that we could invest up to 15% of assets in convertible bonds rated B- or better by a major credit rating service. We recently increased this limit to 20% as of May 2003. Convertible bonds had improved the performance for our Equity Income Fund and we felt they offered the Fixed-Income Fund the potential for greater returns that more than compensated for the higher risk.

     The second positive factor was the continued cutting of interest rates by the Federal Reserve during the first half of 2003. The Fund's bonds, which had a duration of approximately six years, increased in value as interest rates fell.

WINNERS
     Due to falling interest rates and solid credit ratings, 31 of our 33 bond positions added to the NAV. (The two positions that declined posted small losses.) The three biggest winners were all convertible bonds. Agere Corporation, a semiconductor company that was spun off from Lucent, was our biggest winner, adding 24 cents to the NAV as the bond jumped 40% from 77.08 to 108.00, the price at which we sold our position. We bought bonds last fall at a remarkable 24% yield to maturity. While the company was losing money, it had $907 million in cash versus $683 million of debt, most of which wasn't due until 2009. Agere's bond price rose dramatically as the company's outlook improved based on new products and cost cutting.

     Our investment in Quantum Corporation convertible bonds added 13 cents to the NAV as the bonds jumped 17.8% from 85.50 to 100.75. Like Agere, Quantum was posting losses but had a decent balance sheet with more cash than debt. In January, CEO Rick Belluzzo restored Quantum to profitability and the bonds soared.

     TranSwitch Corporation, a semiconductor company that makes chips for networking applications, also increased the NAV by 13 cents, increasing 35.3% to
79.00 from 58.36. We bought TranSwitch bonds because they were yielding an attractive 26% and the company had a large cash position of $200 million compared to its debt of $114 million. The bond price rose after the company's offer to buy the bonds back. We're holding on as this security still offers an attractive 17% yield to maturity.


OUTLOOK
     As of this writing, interest rates seem to have hit bottom with the Fed Funds Rate at a 40-year low of 1.0%. We anticipate rates will be stable throughout the summer months as the economy remains sluggish. However, by fall, we expect interest rates to rise as the economy shows signs of improvement. At that time, we plan to shorten our duration, which is currently at 5.3 years. This move should reduce our downside risk as longer maturity bonds normally fall more than shorter maturity bonds when rates rise. We also hope to increase our convertible bond exposure from 11.3% now to approximately 20%. Convertible bonds typically rise in value along with the stock market. As a result, if the economy improves and stock prices rise this fall, our convertible bonds should act as a natural hedge against rising interest rates.

     Thank you for investing in the Parnassus Fixed-Income Fund.

                                                     Yours truly,



                                                     Todd C. Ahlsten

                                                     Portfolio Manager

                           CALIFORNIA TAX-EXEMPT FUND

     As of June 30, 2003, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.37. Taking dividends into account, the total return for the first half of 2003 was 3.07%. The average California municipal bond fund followed by Lipper had a return of 3.02%. Municipal bond funds had a fairly strong first half in 2003, and we're happy to say that we've continued to outperform the average California municipal bond fund.

     Below you will find a table that shows our annual returns compared to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for June 2003 was 2.26%, and the average maturity was 6.6 years.



-----------------------------------------------------------------------------------------------------------------------------------
                                                 Parnassus             Lipper California
Average Annual Total Returns                    California               Municipal Bond         Lehman Municipal
for periods ended 6/30/03                     Tax-Exempt Fund             Fund Average             Bond Index
-----------------------------------------------------------------------------------------------------------------------------------
One Year                                           7.55%                      7.39%                   8.74%
Three Years                                        7.12%                      7.36%                   8.54%
Five Years                                         5.56%                      5.04%                   6.29%
Ten Years                                          6.02%                      5.65%                   6.37%
-----------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.



     When you look at the table, you'll notice that the Parnassus California Tax-Exempt Fund has outperformed the Lipper average, but is still behind the Lehman Municipal Bond Index. One reason for this is that the index has no expenses while the Fund does. The other reason is that the Lehman index is based on all states' municipal bonds while the Lipper average is based only on California tax-exempt funds. Over the last ten years, general municipal bonds have performed better than California bonds because the State of California's bonds have seen their credit deteriorate over the past five years due to the energy crisis in 2001 and the recurrent California budget crisis.

     In the first half of 2003, the Parnassus California Tax-Exempt Fund continued to perform well in a strong market for bonds. The uncertainty and anxiety regarding the war in the Persian Gulf and its economic ramifications sent bond prices higher (and yields lower) than 2002 levels. The anticipation of another Federal Reserve Board rate cut sent bond prices, as well as the Fund's NAV, even higher. The latter half of the second quarter was a boon for equity investors, but it was partly at the expense of us bond investors. As bond holders moved money out of bonds and into the stock market, bond prices receded a bit. We had a good start for 2003, but we had to give back a bit of our earlier gains towards the end of the second quarter.

OUTLOOK
     As some of the earlier shareholders will remember, toward the end of last year, we started shortening up the average maturity of our portfolio significantly. When our average maturity was fairly long, the Fund was more sensitive to movements in interest rates and bond prices. So when the bond market went up, we tended to outperform. Now that our average maturity is shorter (which is a defensive strategy), the Fund will not outperform in a rising bond market, but the Fund is now better positioned when interest rates begin to rise (which means lower bond prices).

     While we believe the economic recovery is on its way, we don't believe the economy will grow during the next year at the torrid pace of the late 1990s. This should leave interest rates relatively low and stable.

     As the economy slowly recoups its strength and interest rates start to rise, we will continue to shorten our maturity. Reducing our average maturity will decrease the yield and dividend of the Fund, but it will also help protect us from declining bond prices. In all likelihood, we're not going to be able to repeat the extraordinary gains of 2002 for 2003, but the California Tax-Exempt Fund will continue to generate solid, low-risk, tax-free income.


PORTFOLIO MANAGERS
     As of May 2003, Ben Liao and Stephen Dodson are co-portfolio managers of the Fund. With Ben back from medical leave, he has replaced Jerome L. Dodson as the co-portfolio manager. Stephen will continue working with Ben as a co-portfolio manager. Before his leave at the end of last year, Ben had worked as the portfolio manager of the Fund since 2001. So far, this arrangement has worked out quite well, and barring any unforeseen circumstances, we plan to be the investment team for many years ahead.

     Thank you for investing in the Fund.

                                            Yours truly,



                          Stephen J. Dodson               Ben Liao

                          Co-Portfolio Manager            Co-Portfolio Manager

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value

                  AIR TRANSPORT
        5,000     Southwest Airlines 2                      0.0%      $          86,000
                  APPAREL
        5,000     Ann Taylor Stores 1                                           144,750
        6,000     Lillian Vernon Corp. 1                                         43,380
        2,400     Limited Brands                                                 37,200
        5,000     Liz Clairborne, Inc.                                          176,250
        4,000     Russell Corporation                                            76,000
        4,000     The Stride Rite Corp.                                          39,440
                  Total                                     0.1%       $        517,020
                  AUTO PARTS
      335,900     Genuine Parts Company 2                                    10,752,159
       14,900     Modine Manufacturing Co.                                      283,100
                  Total                                     2.3%         $   11,035,259
                  BANKING
      225,000     AmSouth Bancorporation                                      4,914,000
       70,000     Bank One Corporation                                        2,602,600
        3,000     Dime Bancorp - Warrant                                            450
       10,000     Golden West Financial                                         800,100
        1,000     Redwood Empire Bancorp                                         28,510
       15,000     Wells Fargo & Company                                         756,000
                  Total                                     1.9%        $     9,101,660
                  BIOTECHNOLOGY
       10,000     Genentech, Inc. 1, 2                      0.2%       $        721,200
                  CHEMICAL
        1,000     Air Products & Chemicals                                       41,600
      100,000     Calgon Carbon Corp.                                           575,000
        3,400     H.B. Fuller Company                                            74,868
        1,000     Millipore Corporation 1, 2                                     44,370
        2,000     Wellman, Inc.                                                  22,400
                  Total                                     0.2%       $        758,238
                  COMPUTER PERIPHERALS
        2,000     American Power
                  Conversion 1                              0.0%       $         31,220
                  COMPUTERS
       38,200     RadiSys Corporation 1                     0.1%       $        511,880
                  ENTERTAINMENT
       70,500     Cedar Fair, L.P. 2                        0.4%        $     1,974,000
                  FINANCIAL SERVICES
       50,000     Automatic Data Processing                                   1,693,000
       50,000     Charles Schwab Corp. 2                                        504,500
       30,000     SLM Corporation                                             1,175,100
      325,000     Synovus Financial Corp.                                     6,987,500
                  Total                                     2.2%          $  10,360,100
                  HEALTHCARE
       41,535     MedQuist Inc. 1                                               840,253
       30,000     UnitedHealth Group, Inc.                                    1,507,500
                  Total                                     0.5%        $     2,347,753
                  HOME APPLIANCES
        3,000     Maytag Corporation                                             73,260
        1,000     Whirlpool Corporation                                          63,700
                  Total                                     0.0%       $        136,960




                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                 0.0%     $           22,911
                  INDUSTRIAL
      100,000     Baldor Electric Company                                     2,060,000
       85,000     Ryerson Tull, Inc.                                            746,300
       67,234     WD 40 Company                                               1,913,480
                  Total                                     1.0%        $     4,719,780
                  INSURANCE
        1,000     Ambac Financial Group, Inc.                                    66,250
       50,000     American Int'l Group, Inc.                                  2,759,000
       50,000     Lincoln National Corp.                                      1,781,500
       35,000     Nationwide Financial Services                               1,137,500
        5,100     SAFECO Corporation                                            179,979
       30,000     St. Paul Companies, Inc.                                    1,095,300
                  Total                                     1.5%        $     7,019,529
                  INSURANCE BROKERS
      300,000     Arthur J. Gallagher  2                                 $    8,160,000
        2,000     Marsh & McLennan Co., Inc.                                    102,140
                  Total                                     1.7%        $     8,262,140
                  MACHINERY
        1,000     Black & Decker Corp.                                           43,450
        1,000     Deere & Company                                                45,700
        1,000     Illinois Tool Works, Inc.                                      65,850
       25,000     Regal-Beloit Corp.                                            477,500
       57,000     Snap-on Inc.                                                1,654,710
       11,200     The Stanley Works                                             309,120
                  Total                                     0.5%         $    2,596,330
                  MEDICAL EQUIPMENT
       15,000     Bausch & Lomb Inc.                                            562,500
      100,000     Becton Dickinson                                            3,885,000
        5,000     Invacare Corporation                                          165,000
      165,000     Invitrogen Corp. 1                                          6,336,000
      100,000     Patterson Dental Co. 1, 2                                   4,540,000
       75,000     Sybron Dental  Specialties, Inc. 1                          1,770,000
                  Total                                     3.6%         $   17,258,500
                  OIL
        4,000     Sunoco, Inc.                              0.0%       $        150,960
                  PHARMACEUTICALS
      325,000     Johnson & Johnson                                          16,802,500
      200,000     Merck & Company                                            12,110,000
      450,000     Pfizer Inc.                                                15,367,500
                  Total                                     9.4%          $  44,280,000
                  PRINTING
      100,000     Banta Corp.                                                 3,245,000
       75,500     Ennis Business Forms                                        1,098,525
       10,000     John Harland                                                  261,600
       79,400     The Standard Register                                       1,308,512
                  Total                                     1.2%        $     5,913,637
                  PUBLISHING
        1,000     Gannett Co.                                         $          76,810
        5,500     Knight-Ridder, Inc.1                                          379,115
        5,000     LEE Enterprises                                               187,650
       25,000     McGraw-Hill Companies, Inc.                                 1,550,000
                  Total                                     0.5%        $     2,193,575
                  RESTAURANTS
       91,945     Bob Evans Farms, Inc. 2                   0.5%        $     2,573,541




                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  RETAIL
      175,000     Department 56, Inc.                                         2,682,750
          500     Ethan Allen Interiors, Inc.                                    17,580
       30,000     The Home Depot, Inc. 2                                        993,600
       67,700     Longs Drug Stores Corp.                                     1,123,820
      125,000     Target Corporation                                          4,730,000
                  Total                                     2.0%        $     9,547,750
                  SEMICONDUCTORS
        1,000     Xilinx, Inc.1                             0.0%      $          25,300
                  SOFTWARE
       50,000     Mentor Graphics Corporation 1, 2                              726,500
        5,000     PeopleSoft, Inc.1, 2                                           87,800
                  Total                                     0.2%       $        814,300
                  TELECOMMUNICATION
                  EQUIPMENT
        5,000     ADC Telecommunications 1                                       11,500
      150,000     Cisco Systems, Inc.1                                        2,518,500
                  Total                                     0.5%         $    2,530,000
                  TELECOMMUNICATION
                  PROVIDER
      400,000     SBC Communications, Inc.                                   10,220,000
      100,000     Verizon Communications,
                  Inc.                                                        3,945,000
                  Total                                     3.0%          $  14,165,000
                  UTILITIES
      300,000     AGL Resources, Inc.                                    $    7,632,000
       85,000     Atmos Energy                                                2,108,000
       42,500     Cascade Natural Gas                                           811,750
       80,000     Energen Corporation                                         2,664,000
       14,000     Equitable Resources, Inc.                                     570,360
       17,600     IDACORP, Inc.                                                 462,000
      150,000     Keyspan Energy
                  Corporation                                                 5,317,500
      110,000     National Fuel Gas                                           2,865,500
      160,000     New Jersey Resources                                        5,680,000
       57,600     Northwest Natural Gas Co.                                   1,569,600
       70,000     ONEOK Inc. 2                                                1,374,100
       29,900     Peoples Energy Corporation                                  1,282,411
        6,250     Philadelphia Suburban                                         152,375
       75,000     UGI Corporation                                             2,377,500
       44,300     Vectren Corporation                                         1,109,715
       44,100     WGL Holdings, Inc.                                          1,177,470
                  Total                                     7.8%         $   37,154,281

                  Total common stocks
                  (cost $178,318,894)                       41.6%         $ 196,808,823




  Principal $                                               Percent of
  or Shares     Preferred Stocks                          Net Assets      Market Value
-------------------------------------------------------------------------------------------------------------------
      175,000     Baxter International
                  Preferred 7.000%, due 02/16/06 2                       $    8,578,500
       10,000     Cummins, Inc.
                  Preferred 7.000%, due 06/15/31 2                              534,500
       55,439     First Republic
                  Preferred 8.875%, Series B                                  1,469,134
       50,000     KeySpan Corp.
                  Preferred 8.750%, due 05/16/05                              2,647,500
      100,000     ONEOK, Inc.
                  Preferred 8.500%, due 02/16/06                              2,818,000
       35,200     St. Paul Co.
                  Preferred 9.000%, due 08/16/05                              2,467,520
       35,000     TECO Energy
                  Preferred 9.500%, due 01/15/05 2                              671,650
       40,000     Zions Bancorp
                  Preferred 8.000%, due 09/01/32                              1,116,000

                  Total investment in preferred stocks
                  (cost $17,886,141)                        2.4%          $  11,189,804

    Principal
------------------------------------------------------------------------------------------------------------------------------------
     Amount $     Convertible Bonds
   2,000,000      Brocade Communications
                  2.000%, due 01/01/07                                   $    1,645,000
  18,000,000      Ciena Corp.
                  3.750%, due 02/01/08                                       14,940,000
   2,000,000      ETrade Group
                  6.000%, due 02/01/07                                        1,940,000
   1,000,000      Kulick and Soffa Industries
                  4.750%, due 12/15/06                                          793,750
   4,602,000      Lam Research
                  4.000%, due 06/01/06                                        4,469,693
  15,000,000      LSI Logic, Inc.
                  4.250%, due 03/15/04                                       14,850,000
   6,500,000      LSI Logic, Inc.
                  4.000%, due 02/15/05                                        6,402,500
   6,700,000      PMC-Sierra
                  3.750%, due 08/15/06                                        6,247,750
   5,465,000      Quantum Corp.
                  7.000%, due 8/01/04                                         5,505,988
   1,000,000      RadiSys Corporation
                  5.500%, due 08/15/07                                          940,000
   5,691,000      RF Micro Devices
                  3.750%, due 08/15/05                                        5,619,863
     125,801      TranSwitch Corporation
                  4.500%, due 09/12/05                                           99,383
   3,000,000      TriQuint Semiconductor
                  4.000%, due 03/01/07                                        2,482,500
   3,250,000      Vitesse Semiconductor Corporation
                  4.000%, due 03/15/05                                        3,018,438

                  Total investment in convertible bonds
                  (cost $66,074,090)                        14.6%         $  68,954,863

                  Total investment in stocks
                  and convertible bonds
                  (cost, $261,218,027)                      58.5%           $276,953,490




    Principal                                               Percent of
     Amount $     Short-Term Investments                    Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  U.S. Government Agency Discount Notes
  22,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon, 1.160% equivalent,
                  matures 07/01/032                                        $  22,000,000
  17,000,000      Federal National Mortgage Association
                  Zero Coupon, 1.140% equivalent,
                  matures 07/07/03                                            16,996,770
  19,000,000      Federal Home Loan Bank
                  Zero Coupon, 1.160% equivalent,
                  matures 07/11/03                                            18,963,267
  32,000,000      Federal Home Loan Bank
                  Zero Coupon, 0.900% equivalent,
                  matures 07/21/03                                            31,984,000
  54,000,000      Federal National Mortgage Association
                  Zero Coupon, 1.133% equivalent,
                  matures 08/06/03                                            53,938,790
  15,420,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon, 0.850% equivalent,
                  matures 08/19/032                                           15,402,160
  10,000,000      Federal National Mortgage Association
                  Zero Coupon, 1.120% equivalent,
                  matures 08/22/03                                             9,983,822
                  Total (cost $169,268,809)                 35.7%           $169,268,809

                  Repurchase Agreements
     769,711      Bank of America Securities LLC
                  Triparty Repurchase Agreement
                  (Repurchase agreement with The Bank
                  of New York dated 06/30/03,
                  effective yield is 1.440%
                  matures 07/01/033, collateralized by
                  Bank of America Mortgage Securities
                  CMO par value $769,711,
                  04/25/33, total market value $769,711)                  $     769,711
   6,504,347      Yorktown Capital LLC
                  Triparty Repurchase Agreement
                  (Repurchase agreement with The Bank
                  of New York dated 06/30/03,
                  effective yield is 1.440%
                  matures 07/01/03,3 collateralized by
                  Yorktown Capital Commercial Paper
                  par value $6,504,347, 08/15/03,
                  total market  value $6,504,347)                             6,504,347
                  Total (cost $7,274,058)                   1.5%         $    7,274,058

                  Registered Investment Companies -
                  Money Market Funds
     211,215      Goldman Sachs FS Government Fund
                  variable rate 0.990%                               $         211,215
   3,217,374      Janus Government Fund
                  variable rate 1.090%                                       3,217,374
     112,345      Scudder Government Fund
                  variable rate 0.910%                                         112,345
                  Total (cost $3,540,934)                   0.7%        $    3,540,934

                  Commercial Paper
  10,000,000      Four Winds Funding
                  variable rate 1.550%, matures 07/01/033                    9,999,569
   4,000,000      Countrywide Home Loans
                   variable rate 1.500%,  matures 07/01/033                  3,999,833
                  Total (cost $13,999,402)                  3.0%       $    13,999,402





    Principal                                               Percent of
     Amount $     Short-Term Investments                    Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                   Floating Rate Securities
   2,500,000       American Honda Finance
                   variable rate 1.270%,
                   matures 07/09/033                                          2,499,250
   3,000,000       Bear Stearns Co. FO MTN
                   variable rate 1.505%,
                   matures 02/03/043                                          3,000,000
   2,500,000       Washington Mutual
                   Bank, FA FCD
                   variable rate 1.180%,
                   matures 11/26/033
   2,500,000
   3,000,000       Washington Mutual Bank, FA FCD
                   variable rate 1.170%,
                   matures 01/16/043
   3,000,000
                  Total (cost $10,999,250)                  2.3%        $   10,999,250

                  Community Development Loans 4
     100,000      Vermont Community Loan Fund                           $       95,233
     100,000      Boston Community Loan Fund                                   100,000
                  Total (cost $200,000)                     0.0%        $      195,233

                  Total short-term securities
                  (cost $205,282,453)                       43.4%       $  205,277,686

                  Total securities                          101.8%       $ 482,231,176
                  Payable upon return of securities loaned  -  6.8%        (32,272,710)
                  Other assets and liabilities - net        5.0%            23,573,906
                  Total net assets                          100.0%        $473,532,372




1  These securities are non-income producing.

2 This security or partial position of this security is on loan at June 30, 2003 (Note 1). The total value of securities on loan at June 30, 2003 was $31,308,930.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

Assets
Cash                                                            $   18,155,053
Investments in securities, at market value
   (identified cost $262,279,125) (Note 1)                         286,066,490
Temporary investments in short-term securities
   (identified cost $205,282,453)                                  205,277,686
Receivables:
   Dividends and interest                                            1,562,118
   Capital shares sold                                               1,433,443
Other assets                                                            21,566
       Total assets                                              $ 512,516,356

Liabilities
Payable upon return of securities loaned                            32,272,710
Dividends payable                                                      238,350
Payable for securities purchased                                     5,474,325
Capital shares redeemed                                                998,599
       Total liabilities                                         $  38,983,984

Net assets (equivalent to $22.60 per share
   based on 20,955,226 shares of capital
   stock outstanding)                                            $ 473,532,372

Net assets consist of
Undistributed net investment income                              $   1,219,835
Unrealized appreciation of securities                               23,787,365
Accumulated net realized loss                                       (3,068,114)
Capital paid-in                                                    451,593,286
           Total net assets                                      $ 473,532,372
Computation of net asset value and
  offering price per share
Net asset value and offering price per share
    ($ 473,532,372 divided by 20,955,226 shares)                 $       22.60

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment income
Dividends  $      2,703,123
Interest   3,691,110
       Total investment income                                $      6,394,233

Expenses
Investment advisory fees (Note 5)                                    1,192,683
Transfer agent fees (Note 5)                                           111,459
Fund administrative expense (Note 5)                                    31,400
Service provider fees (Note 5)                                         123,935
Reports to shareholders                                                 39,806
Registration fees and expenses                                          12,948
Professional fees (Note 5)                                              15,977
Custody fees (Note 5)                                                  42,336
Trustee fees and expenses                                               2,755
Other expenses (Note 5)                                                 72,863
   Total of expenses before fee waiver                                1,646,162
   Fees paid indirectly (Note 5)                                        (7,138)
   Net expenses                                             $        1,639,024
           Net investment income                            $        4,755,209

Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                              555,760,332
   Cost of securities sold                                         (555,438,928)
           Net realized gain                                 $          321,404

Change in unrealized appreciation of securities:
   Beginning of period                                                   97,913
   End of period                                                     23,787,365
       Net change in unrealized appreciation of securities      $    23,689,452

Net realized and unrealized loss on securities                  $    24,010,856

Net decrease in net assets resulting from operations            $    28,766,065


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2002

                                                                SIX MONTHS ENDED                    YEAR ENDED
                                                                   JUNE 30, 2003            DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
From operations
Net investment income                                            $    4,755,209               $      3,717,813
Net realized gain (loss) from
   security transactions                                                321,404                   (3,386,526)
Net change in unrealized
   appreciation (depreciation) of securities                         23,689,452                    (6,048,288)

Increase (decrease) in net assets resulting
   from operations                                                   28,766,065                   (5,717,001)

Dividends to shareholders
From net investment income                                           (5,208,186)                   (2,512,266)
From realized capital gains                                                    0                   (1,660,312)

Increase in net assets from
   capital share transactions                                       176,545,064                   197,818,255

       Increase in net assets                                       200,102,944                   187,928,676

Net assets
Beginning of period                                                 273,429,429                    85,500,753
End of period
   (including undistributed
   net investment income
   of $1,219,835 in 2003
   and $1,674,281 in 2002)                                         $473,532,372                   $273,429,429



THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2003 (UNAUDITED)

    Principal                                               Percent of
     Amount $     Corporate Bonds                           Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%, due 02/17/09                             $      565,512
     500,000      Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                                    587,481
     500,000      Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                                    595,860
                  Total                                     6.4%          $    1,748,853
                  INSURANCE
     700,000      International Lease Finance Corporation
                  Notes, 5.625%, due 06/01/07               2.8%         $       761,279
                  RETAIL
     400,000      Target Corporation
                  Notes, 7.500%, due 08/15/10               1.8%          $      492,322

                  Total investment in corporate bonds
                  (cost $2,585,143)                         11.1%          $   3,002,454

                  Convertible Bonds
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000      Ciena Corp.
                  3.750%, due 02/01/08                                   $      830,000
     600,000      LSI Logic Inc.
                  4.000%, due 02/15/05                                          591,000
   1,000,000      Quantum Corp.
                  7.000%, due 8/01/04                                         1,007,500
     790,199      TranSwitch Corporation
                  4.500%, due 09/12/05                                          624,257

                  Total investment in convertible bonds
                  (cost $2,732,708)                         11.2%         $   3,052,757

                  U.S. Government Agency Securities
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000      Federal Home Loan Bank
                  4.125%, due 06/19/18                                    $    1,968,476
    3,000,000     Federal Home Loan Bank
                  4.000%, due 06/26/18                                         2,928,171
    1,500,000     Federal Home Loan Bank
                  4.250%, due 07/17/18                                         1,500,000
    1,500,000     Federal Home Loan Bank
                  4.500%, due 04/30/18                                         1,507,379
    1,000,000     Federal Home Loan Bank
                  5.000%, due 05/28/15                                         1,019,943
    2,000,000     Freddie Mac
                  6.375%, due 08/1/11                                          2,222,622
    2,000,000     Freddie Mac
                  6.250%, due 03/15/12                                         2,202,592
    1,000,000     Fannie Mae
                  5.500%, due 07/18/12                                         1,057,077
    2,000,000     Fannie Mae
                  4.250%, due 01/09/18                                         2,001,022
    3,000,000     Fannie Mae
                  5.125%, due 04/22/13                                         3,083,022

                  Total investment in  U.S. Government
                  Agency securities (cost $19,346,563)      71.9%           $19,490,304





                  Total investments in corporate bonds,
                  convertible bonds and U.S. Government
                  Agency securities
                  (cost, $24,664,414)                       94.2%          $ 25,545,515

    Principal                                               Percent of
     Amount $     Short-Term Investments                    Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Registered Investment Companies -
                  Money Market Funds
      19,177      Goldman Sachs FS Government Fund
                  variable rate 0.990%                                 $         19,177
     919,397      Janus Government Fund
                  variable rate 1.090%                                          919,397
        1,250     Scudder Government Fund
                  variable rate 0.910%                                             1,250

                  Total investment in short-term securities
                  (cost $939,824)                           3.5%         $      939,824

                  Total securities                          97.7%           $26,485,339
                  Other assets and liabilities - net        2.3%                 636,278
                  Total net assets                          100.0%         $  27,121,617




   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)


Assets
Cash                                                            $     1,866,358
Investments in securities, at market value
   (identified cost $24,664,414) (Note 1)                            25,545,515
Temporary investments in short-term securities
   (identified cost $939,824)                                           939,824
Receivables:
   Interest receivable                                                  321,230
   Capital shares sold                                                  112,865
   Other assets                                                         107,644
       Total assets                                             $    28,893,436

Liabilities
Payable for shares redeemed                                             137,105
Accounts payable and accrued expenses                                 1,634,713
       Total liabilities                                       $      1,771,819

Net assets (equivalent to $16.47 per
  share based on 1,647,155 shares of
  capital stock outstanding)                                    $    27,121,617

Net assets consist of
Distributions in excess of net
  investment income                                             $      (120,771)
Unrealized appreciation on securities                                   881,101
Undistributed net realized gain                                         627,016
Capital paid-in                                                      25,734,271
           Total net assets                                     $    27,121,617

Computation of net asset value and
  offering price per share
Net asset value and offering price per share
  ($27,121,617 divided by 1,647,155 shares)                    $          16.47

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)


Investment income
Interest                                                         $     648,792
   Total investment income                                       $     648,792

Expenses
Investment advisory fees (Note 5)                                      59,541
Transfer agent fees (Note 5)                                           21,335
Fund administrative expense (Note 5)                                    3,360
Reports to shareholders                                                 3,248
Registration fees and expenses                                         11,299
Professional fees                                                       2,298
Custody fees                                                              949
Trustee fees and expenses                                                 255
Other expenses                                                         10,662
   Total of expenses before fee waiver                                112,947
   Fees waived by Parnassus Investments (Note 5)                      (35,540)
   Net expenses                                                $       77,407
       Net investment income                                    $     571,385

Realized and unrealized gain on investments
Realized gain from security
transactions:
   Proceeds from sales                                              42,525,269
   Cost of securities sold                                         (41,595,955)
       Net realized gain                                         $     929,315

Change in unrealized appreciation of securities:
   Beginning of period                                                 818,832
   End of period                                                       880,989
       Net change in unrealized appreciation
         of securities                                          $       62,157

Net realized and unrealized gain on securities                  $      991,471

Net increase in net assets resulting from operations              $  1,562,857


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2002

                                                                  SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2003          DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
From operations
Net investment income                                            $        571,385              $       836,212
Net realized gain
   from security transactions                                             929,315                       58,908
Net change in unrealized
   appreciation of securities                                              62,157                      977,923

Increase in net assets
   resulting from operations                                            1,562,857                   1,873,047

Dividends to shareholders
From net investment income                                               (709,948)                   (847,626)
From realized capital gains                                                      0                           0

Increase in net assets from
   capital share transactions                                           7,177,107                    5,118,714

Increase  in  net assets                                                8,030,015                    6,144,131

Net assets
Beginning of period                                                    19,091,601                  12,947,470
End of period
   (including undistributed
    net investment income of
    ($120,771) in 2003 and
    $20,047 in 2002)                                              $    27,121,617                $  19,091,601



THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2003 (UNAUDITED)

    Principal                                               Percent of
     Amount $     Municipal Bonds                           Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  EDUCATION
     500,000      California State Education-
                  Santa Clara University
                  5.250%, due 09/01/18                                 $        571,110
      300,000     Folsom School District
                  5.650%, due 08/11/11                                           343,155
      450,000     Los Altos Unified School District
                  5.250%, due 08/01/10                                           516,654
      440,000     Los Angeles Unified School District
                  5.500%, due 08/01/13                                           519,891
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                           498,713
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                           495,932
                  Total                                      11.0%         $   2,945,454

                  ENVIRONMENT
      400,000     California Department of
                  Water Resources -Central Valley Projects
                  5.125%, due 12/01/16                                           438,120
    1,100,000     California Department of
                  Water Resources -Power Supply Revenues
                  5.500%, due 05/01/09                                         1,233,980
      500,000     Central Coast Water
                  5.000%, due 10/01/16                                           538,945
      315,000     Los Angeles City Public Works - Parks
                  5.500%, due 10/01/12                                           361,447
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                           222,816
    1,000,000     San Francisco Public
                  Utilities - Clean Water Revenue
                  5.000%, due 10/01/09                                         1,138,080
                  Total                                     14.7%          $   3,933,388

                  GENERAL OBLIGATION
    1,000,000     State of California
                  6.600%, due 02/01/09                                   $     1,175,610
      700,000     State of California
                  6.100%, due 10/01/09                                           818,776
    1,000,000     State of California
                  5.000%, due 03/01/08                                         1,097,430
      300,000     Oakland General Obligation
                  5.500%, due 12/15/11                                           344,904
                  Total                                      12.8%         $   3,436,720

                  HEALTH CARE
      400,000     California Health
                  Facilities-Kaiser Permanente
                  5.000%, due 10/01/08                                           451,500
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                           466,618
                  Total                                      3.4%       $        918,118




    Principal                                               Percent of
     Amount $     Municipal Bonds                           Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING
    1,000,000     ABAG Financing Authority
                  4.250%, due 11/15/12                                         1,029,920
      850,000     California Statewide
                  Community Redevelopment
                  5.500%, due 08/01/15                                           973,607
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                           306,639
                  Total                                     8.6%          $    2,310,166

                  INFRASTRUCTURE IMPROVEMENTS
      500,000     CA Infrastructure &
                   Economic Development
                  5.000%, due 10/01/12                                  $        571,745
    1,000,000     CA Public Works - UCLA Hospital
                  5.375%, due 10/01/13                                         1,147,400
      960,000     CA Public Works - Community Colleges
                  5.500%, due 12/01/09                                         1,093,594
      910,000     CA Statewide Communities Development -
                  EAH-East Campus Apartments
                  4.500%, due 08/01/10                                           959,613
    1,000,000     Indian Wells Redevelopment Agency
                  4.500%, due 09/01/11                                         1,093,690
      600,000     La Quinta Redevelopment Agency
                  7.300%, due 09/01/11                                           773,676
      350,000     Metro Water District - Southern California
                  5.250%, due 07/01/15                                           383,723
      450,000     Oakland Redevelopment Agency
                  3.400%, due 09/01/09                                           458,973
      860,000     Rialto Redevelopment Agency
                  4.000%, due 09/01/07                                           895,733
      425,000     Rialto Redevelopment Agency
                  4.500%, due 09/01/13                                           434,397
      500,000     San Francisco Golden Gate Park
                  Improvement
                  4.750%, due 06/15/19                                           520,190
                  Total                                     31.1%         $    8,332,733

                  PUBLIC TRANSPORTATION
    1,000,000     Contra Costa Transit Authority
                  4.000%, due 03/01/09                                    $    1,073,620
      325,000     Los Angeles Metro Transit Authority
                  5.500%, due 07/01/10                                           377,741
      250,000     Los Angeles Metro Transit Authority
                  5.000%, due 07/01/13                                           276,593
    1,000,000     San Francisco International Airport
                  5.000%, due 05/01/10                                         1,124,650
      390,000     San Francisco Bay Area Rapid Transit
                  5.500%, due 07/01/07                                           441,511
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                           446,772
                  Total                                     13.9%         $    3,740,886

                  Total investments in municipal bonds
                  (cost, $24,389,672)                       95.5%         $  25,617,465





    Principal                                               Percent of
     Amount $     Short-Term Investments                    Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Registered Investment Companies -
                  Money Market Funds
     721,212      Highmark California Tax-Exempt Fund
                  variable rate 0.620%                                  $        721,212
       1,857      Goldman Sachs California Tax-Exempt Fund
                   variable rate 0.890%                                           1,857
         692      California Investment Trust Tax Free Fund
                  variable rate 0.530%                                               692

                  Total investment in short-term securities
                  (cost $723,761)                           2.7%        $       723,761

                  Total securities                          98.2%          $  26,341,226
                  Other assests and liabilities - net       1.8%                 495,246
                  Total net assets                          100.0%         $ 26,836,472





   Fund holdings will vary over time.

   Fund shares are not FDIC insured.



THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

Assets
Investments in securities, at market value
   (identified cost $24,389,672) (Note 1)                       $   25,617,465
Temporary investments in short-term securities
   (identified cost $723,761)                                          723,761
Receivables:
   Interest receivable                                                 340,989
   Capital shares sold                                                 209,191
Other assets                                                               502
       Total assets                                             $   26,891,907

Liabilities
Capital shares redeemed                                                 36,470
Accounts payable and accrued expenses                                   18,965
       Total liabilities                                     $          55,435
Net assets (equivalent to $17.39
   per share based on 1,543,103
   shares of capital stock outstanding)                         $   26,836,472

Net assets consist of
Distributions in excess of net investment income              $       (68,645)
Unrealized appreciation on investments                               1,227,794
Undistributed net realized gain                                        210,560
Capital paid-in                                                     25,466,763
           Total net assets                                     $   26,836,472

Computation of net asset value and
  offering price per share
Net asset value and offering price per share
   ($26,836,472 divided by 1,543,103 shares)                 $            17.39

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)


Investment income
Interest                                                          $     493,262
   Total investment income                                        $     493,262

Expenses
Investment advisory fees (Note 5)                                       66,146
Transfer agent fees (Note 5)                                             6,564
Fund administrative expense (Note 5)                                     5,240
Reports to shareholders                                                  5,332
Registration fees and expenses                                             111
Professional fees                                                        5,868
Custody fees                                                             1,366
Trustee fees and expenses                                                  256
Other expenses                                                          19,725
   Total expenses before fee waiver                                    110,607
   Fees waived by Parnassus Investments (Note 5)                       (26,145)
   Net expenses                                                 $       84,463
       Net investment income                                     $     408,799

Realized and unrealized gain on securities
Realized gain from security transactions:
   Proceeds from sales                                               6,141,862
   Cost of securities sold                                           5,931,302
       Net realized gain                                         $     210,560

Change in unrealized appreciation of securities:
   Beginning of period                                               1,018,786
   End of period                                                     1,227,794
     Net change in unrealized appreciation of securities         $     209,008

Net realized and unrealized gain on securities                   $     419,568

Net increase in net assets resulting from operations             $     828,367


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2002

                                                                  SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2003          DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
From operations
Net investment income                                             $       408,799              $       773,722
Net realized gain from security transactions                              210,560                     325,194
Net change in unrealized
   appreciation of securities                                             209,008                      686,085

Increase in net assets
   resulting from operations                                              828,367                   1,785,001

Dividends to shareholders
From net investment income                                               (498,220)                   (761,866)
From realized capital gains                                                      0                  ( 370,679)

Increase in net assets from
   capital share transactions                                             343,496                   6,619,410

       Increase in net assets                                             673,643                   7,271,866

Net assets
Beginning of period                                                    26,162,829                  18,890,963
End of period
   (including undistributed
   (over) net investment
   income of ($68,645)
   in 2003 and $20,776 in 2002)                                     $  26,836,472                $  26,162,829


THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending is included in interest income on the Statement of Operations.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PARNASSUS INCOME TRUST

2.   Tax Matters and Distributions
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterization of distributions made by the Trust. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   Capital Stock
     Equity Income Fund: As of June 30, 2003, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $451,593,287. Transactions in capital stock (shares) were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months Ended                   Year Ended
                                                                        June 30, 2003             December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                           12,152,893    $248,645,407   11,026,793     $237,856,300
     Shares issued through dividend reinvestment              217,409       4,755,333      180,091        3,803,779
     Shares repurchased                                   (4,310,019)    (76,851,215)  (2,112,055)     (43,841,824)
     Net increase                                           8,060,283    $176,549,525    9,094,829     $197,818,255

     Fixed-Income Fund: As of June 30, 2003, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $25,734,271. Transactions in capital stock (shares) were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months Ended                   Year Ended
                                                                        June 30, 2003             December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              692,249  $   10,077,925      469,465 $      7,147,110
     Shares issued through dividend reinvestment               36,737         596,877       46,188          703,766
     Shares repurchased                                     (284,074)     (3,495,551)    (179,931)      (2,732,162)
     Net increase                                             444,912 $     7,179,251      335,722  $     5,118,714

     California Tax-Exempt Fund: As of June 30, 2003, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $25,466,763. Transactions in capital stock (shares) were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months Ended                   Year Ended
                                                                        June 30, 2003             December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              350,491 $     4,218,534      805,150   $   13,182,672
     Shares issued through dividend reinvestment               24,944         430,357       59,347        1,012,363
     Shares repurchased                                     (354,196)     (4,305,395)    (480,179)      (7,575,625)
     Net increase                                              21,239 $       343,496      384,318  $     6,619,410



THE PARNASSUS INCOME TRUST

4.   Purchases and Sales of Securities
     Equity Income Fund: Purchases and sales of securities were $230,135,077 and $192,181,716, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2003 were $467,561,578 and $23,787,365, respectively. Of the $23,787,365 of net unrealized appreciation at June 30, 2003, $29,932,585 related to appreciation of securities and $6,145,220 related to depreciation of securities.

     Fixed-Income Fund: Purchases and sales of securities were $21,501,870 and $11,941,144, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 2003 were the same as for financial statement purposes. Of the $881,100 of net unrealized appreciation at June 30, 2003, $984,453 related to appreciation of securities and $103,353 related to depreciation of securities.

     California Tax-Exempt Fund: Purchases and sales of securities were $6,657,139 and $5,931,302, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2003 were 25,113,433 and 1,227,794, respectively. Of the $1,227,794 of net unrealized appreciation at June 30, 2003, $1,234,305 related to appreciation of securities and $6,511 related to depreciation of securities.

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. Fees paid by the Equity Income Fund to Parnassus Investments under the agreement totaled $1,192,683 for the six months ended June 30, 2003.

     For the six months ended June 30, 2003, Parnassus Investments agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund. As a result of this fee waiver, the following were actually charged in 2002. For the Fixed-Income Fund, the investment advisory fee was 0.23%. Parnassus
     Investments received net advisory fees totaling $24,001 from the Fixed-Income Fund for the six months ended June 30, 2003. For the California Tax-Exempt Fund, the investment advisory fee was 0.29%. Parnassus Investments received net advisory fees totaling $40,001 from the California Tax-Exempt Fund for the six months ended June 30, 2003.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $179,358 for the six months ended June 30, 2003. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $139,358 for the six months ended June 30, 2003) and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ended June 30, 2003).

     Equity Income Fund: Included in the statement of operations under the caption "Custody fees" are expenses totaling $6,128 for the six months ended June 30, 2003. Included in the statement of operations under the caption "Other expenses" are expenses totaling $275 for the six months ended June 30, 2003. Included in the statement of operations under the caption "Professional fees" are expenses totaling $734 for the six months ended June 30, 2003. These amounts, in aggregate, are $7,137 and were paid for the Equity Income Fund by a third-party broker-dealer.

     Jerome L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

THE PARNASSUS INCOME TRUST

6.   Geographic and Industry Concentration Risk Factors
     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

7.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2003, and for each of the five years ended December 31 are as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                June 30, 2003
     Equity Income Fund                            (unaudited)       2002       2001      2000       1999     1998
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year             $  21.20    $ 22.50    $ 21.48    $23.13    $20.13     $20.68
     Income (loss) from investment operations:
     Net investment income                                0.54       0.49      0.67       0.33      0.24       0.75
     Net realized and unrealized gain (loss) on securities1.14     (1.32)      1.43       1.06      4.26       1.49
       Total income (loss) from investment operations     1.68     (0.83)      2.10       1.39      4.50       2.24
     Distributions:
     Dividends from net investment income               (0.28)     (0.29)     (0.45)    (0.36)     (0.26)    (0.73)
     Distributions from net realized gains                  --     (0.18)     (0.63)    (2.68)     (1.24)    (2.06)
       Total distributions                              (0.28)     (0.47)     (1.08)    (3.04)     (1.50)    (2.79)
     Net asset value at end of period                  $ 22.60   $  21.20    $ 22.50    $21.48    $23.13     $20.13
     Total return                                        8.00%    (3.69%)      9.97%     6.36%     22.78%    11.05%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*   0.92%      0.96%      1.00%     0.97%      1.08%     1.05%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments             --         --      0.18%     0.18%      0.19%     0.24%
     Decrease reflected in the above expense ratios due
       to fees paid indirectly                           0.01%      0.07%         --        --         --        --
     Ratio of net investment income to average net assets2.68%      2.29%      3.10%     1.34%      1.09%     2.30%
     Portfolio turnover rate                            71.03%     42.01%     86.78%    97.42%     39.53%   166.32%
     Net assets, end of period (000's)               $ 473,532   $273,429  $  85,501  $ 55,421   $ 45,999  $ 40,903

------------------------------------------------------------------------------------------------------------------------------------
                                  June 30, 2003
     Fixed-Income Fund                             (unaudited)       2002       2001      2000       1999     1998
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year              $ 15.88    $ 14.94     $14.19    $14.49    $15.98     $16.04
     Income (loss) from investment operations:
     Net investment income                                0.72       0.82      0.87       0.89      0.81       0.84
     Net realized and unrealized gain (loss) on securities0.34       0.95      0.72     (0.29)     (1.49)      0.25
       Total income (loss) from investment operations     1.06       1.77       1.59      0.60     (0.68)      1.09
     Distributions:
     Dividends from net investment income               (0.47)     (0.83)     (0.84)    (0.90)     (0.81)    (0.85)
     Distributions from net realized gains                  --         --         --        --         --    (0.30)
       Total distributions                              (0.47)     (0.83)     (0.84)    (0.90)     (0.81)    (1.15)
     Net asset value at end of period                  $ 16.47    $ 15.88    $14.94     $14.19    $14.49     $15.98
     Total return                                        6.73%     12.20%     11.31%     4.32%    (4.32%)     6.97%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*   0.65%      0.81%      0.83%     0.78%      0.87%     0.79%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments          0.38%      0.27%      0.32%     0.35%      0.36%     0.40%
     Ratio of net investment income to average net assets4.80%      5.36%      5.84%     6.18%      5.36%     4.92%
     Portfolio turnover rate                            51.91%     59.00%     21.19%    19.19%     13.47%    44.98%
     Net assets, end of period (000's)               $  27,122  $  19,092   $ 12,947  $ 10,309   $ 11,006 $  11,482






THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                  June 30, 2003
     California Tax-Exempt Fund                    (unaudited)       2002       2001      2000       1999     1998
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year              $ 17.19    $ 16.61    $16.90    $ 15.82    $16.88     $16.72
     Income (loss) from investment operations:
     Net investment income                                0.49       0.59      0.70       0.72      0.72      0.75
     Net realized and unrealized gain (loss) on securities0.03       0.83    (0.18)       1.10     (1.05)      0.26
       Total income (loss) from investment operations     0.52       1.42       0.52      1.82     (0.33)      1.01
     Distributions:
     Dividends from net investment income               (0.32)     (0.59)     (0.70)    (0.71)     (0.72)    (0.75)
     Distributions from net realized gains                  --     (0.25)     (0.11)    (0.03)     (0.01)    (0.10)
       Total distributions                              (0.32)     (0.84)     (0.81)    (0.74)     (0.73)    (0.85)
     Net asset value at end of period                  $ 17.39    $ 17.19     $16.61   $ 16.90    $15.82     $16.88
     Total return                                        3.07%      8.66%      3.09%    11.75%    (2.01%)     6.12%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*   0.64%      0.73%      0.65%     0.52%      0.70%     0.67%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments          0.36%      0.22%      0.20%     0.25%      0.25%     0.30%
     Ratio of net investment income to average net assets3.09%      3.45%      4.19%     4.27%      4.42%     4.43%
     Portfolio turnover rate                            23.02%     41.73%     23.14%     8.13%      1.75%     9.40%
     Net assets, end of period (000's)               $  26,836  $  26,163  $  18,891 $  17,186  $   7,777 $   7,342

   * For the six months ended June 30, 2003, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income Fund and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the six months ended June 30, 2003, and for the years ended December 31, 2002, 2001, 2000, 1999, and 1998 for the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.




                           The Parnassus Income Trust
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                             San Francisco, CA 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                             San Francisco, CA 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105


                         This report must be preceded or
                      accompanied by a current prospectus.